EXHIBIT 99.2
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                      The Class 2-A-2A Swap Confirmation

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                                                      Barclays Capital
                                                      5 The North Colonnade
                                                      Canary Wharf
                                                      London E14 4BB

                                                      Tel +44 (0)20 7623 2323




To:           COUNTRYWIDE HOME LOANS, INC. (the "Counterparty"or "Party B")

Attn:         JEFF STAAB

Fax No:       (00)1-818-2254010

From:         BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")

Date:         September 29, 2006

Reference:    TBD

Swap Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement (as defined below). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

         This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

         Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation


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or the 2000 Definitions shall have the respective meaning assigned in the
Pooling and Servicing Agreement for CWALT, Inc. Alternative Loan Trust 2006-OC8 dated as of September 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "PSA").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     Trade Date:                        September 25, 2006

     Effective Date:                    September 29, 2006

     Termination Date:                  The earliest of (a) the Distribution
                                        Date on which the Class Certificate
                                        Balance of the Class 2-A-2A
                                        Certificates has been reduced to zero,
                                        and (b) the Distribution Date in June
                                        2035.

     Floating Rate Payer:               In respect of each Party A Floating
                                        Amount, Party A and in respect of each
                                        Party B Floating Amount, Party B.

     Notional Amount:                   In respect of each Calculation Period
                                        ending on a Period End Date, the
                                        aggregate Class Certificate Balance of
                                        the Class 2-A-2A Certificates (CUSIP
                                        232434 AC 4) on the Distribution Date
                                        immediately preceding such Period End
                                        Date after giving effect to
                                        distributions on such Distribution
                                        Date, provided that the Notional
                                        Amount with respect to the Calculation
                                        Period ending on the initial Period
                                        End Date will be USD 125,000,000.

     Period End Date:                   The 25th of each month, commencing on
                                        25 October 2006, subject to adjustment
                                        in accordance with the Following
                                        Business Day Convention.

     Payment Date:                      One Business Day prior to each Period
                                        End Date.

     Floating Rate Day
     Count Fraction:                    Actual/360

     Business Days:                     New York

     Party A Floating Amounts

     Floating Rate Option:              USD-LIBOR-BBA

     Designated Maturity:               One month, including, for the
                                        avoidance of doubt, in respect of the
                                        initial Calculation Period.

     Spread: 0.120% per annum in respect of each Calculation Period with a Payment Date falling in the period from, and including, the Effective Date to, and including, the Optional Termination Date, and 0.240% per annum in


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                                        respect of each Calculation Period (if
                                        any) with a Payment Date falling in
                                        the period from, but excluding, the
                                        Optional Termination Date to, but
                                        excluding, the Termination Date.

     Reset Dates:                       The first day of each Calculation
                                        Period.

     Party B Floating Amounts

     Party B Floating Amounts:          In respect of each Calculation  Period
                                        ending on a Payment Date, the sum of:

                                        (a) the product of (i) the Swap Fee
                                        Rate, (ii) the Notional Amount and
                                        (iii) the Floating Rate Day Count
                                        Fraction for such Calculation Period
                                        (the "Swap Fee");

                                        (b) the product of (i) the
                                        Pass-Through Rate, (ii) the Notional
                                        Amount and (iii) the Floating Rate Day
                                        Count Fraction for such Calculation
                                        Period; and

                                        (c) the amount of Net Rate Carryover
                                        (as defined in the PSA) in respect of
                                        the Class 2-A-2A Certificates that is
                                        required under the terms of the PSA to
                                        be deposited into the Class 2-A-2A
                                        Swap Account on the Distribution Date
                                        corresponding to such Payment Date.

     Swap Fee Rate:                     0.05% per annum in respect of each
                                        Calculation Period with a Payment Date
                                        falling in the period from, and
                                        including, the Effective Date to, and
                                        including, the Optional Termination
                                        Date, and 0.10% per annum in respect
                                        of each Calculation Period (if any)
                                        with a Payment Date falling in the
                                        period from, but excluding, the
                                        Optional Termination Date to, but
                                        excluding, the Termination Date.

     Other provisions:

     Netting of Payments:               Notwithstanding Section 2(c) of the
                                        Agreement, if on any Payment Date, but
                                        for this provision, a net payment
                                        would be payable by Party B, such
                                        payment shall be made on the Period
                                        End Date immediately following such
                                        Payment Date. If on a Payment Date a
                                        net payment would be payable by Party
                                        A, such payment shall be made on the
                                        Payment Date.

     Pass-Through Rate:                 The Pass-Through Rate in respect of a
                                        Calculation Period Ending on a Period
                                        End Date corresponding to a
                                        Distribution Date on the Class 2-A-2A
                                        Certificates, as determined under the
                                        PSA, is the lesser of:

                                           (1)  LIBOR (as defined in the
                                                PSA) for such


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                                                Distribution Date plus (A) in
                                                respect of a Distribution Date
                                                falling on or prior to the
                                                Optional Termination Date,
                                                0.120% per annum or (B) in
                                                respect of a Distribution Date
                                                falling after the Optional
                                                Termination Date, 0.240% per
                                                annum, and

                                           (2)  The Net Rate Cap (as defined
                                                in the PSA) for the Class
                                                2-A-2A Certificates.

     Distribution Date:                 The 25th day of each month, or if such
                                        25th day is not a Business Day (as
                                        defined in the PSA), the Business Day
                                        (as defined in the PSA) immediately
                                        following such 25th day.

     Definitions:                       The terms "Pass-Through Rate" and
                                        "Distribution Date" are defined herein
                                        for convenience only. In the event of
                                        any inconsistency in the definitions
                                        of these terms between this
                                        Confirmation and the PSA, the PSA
                                        shall prevail.

     Procedural Terms:

     Account Details:

         Payments to Party A:           Correspondent: BARCLAYS BANK PLC NEW
                                        YORK
                                        FEED: 026002574
                                        Beneficiary:  BARCLAYS SWAPS
                                        Beneficiary Account: 050-01922-8
         Payments to Party B:           Beneficiary Account: BANK OF AMERICA
                                        NA-SAN FRANCISCO
                                        FFED: 121000358
                                        Beneficiary: COUNTRYWIDE HOME LOANS,
                                        INC.
                                        A/C: 12352 06200;
                                        provided, however that upon any
                                        assignment of this Transaction,
                                        account details shall be provided in
                                        the Assignment Agreement.

     Assignment:                        Party A will not unreasonably withhold
                                        or delay its consent to an assignment
                                        of this Transaction to any other third
                                        party.



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The time of dealing will be confirmed by Barclays upon written request.
Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

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For and on behalf of                   For and on behalf of
BARCLAYS BANK PLC                      COUNTRYWIDE HOME LOANS, INC.
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/s/ Adam Carysforth                    /s/ Brad Coburn
-------------------------------------  ---------------------------------------
Name:  Adam Carysforth                 Name:  Brad Coburn
Title: Authorised Signatory            Title:
Date:                                  Date:

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Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.


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